UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2024

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4400 Route 9 South, Suite 3100, Freehold, NJ 07728

(Address of principal executive offices)

(732) 780-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, Avalon GloboCare Corp., a Delaware corporation (the “Company”) issued that certain senior secured promissory note in the principal amount of $2,845,000.00 (the “Note”) to Mast Hill Fund, L.P., a Delaware limited partnership (the “Holder”), on June 5, 2024. On December 15, 2024, the Company and the Holder entered into that certain consent, acknowledgement, and waiver agreement (the “Agreement”), pursuant to which the Holder waived all amortization payments required to be made under the Note, the Company paid a waiver fee of $150,000 to Holder, and the Company issued to Holder a common stock purchase warrant for the purchase of up to 150,000 shares of the Company’s common stock (the “Warrant”).

The foregoing description of the terms of the Agreement and Warrant, and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the copies of the Agreement and Warrant filed hereto as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The securities described above have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act afforded by Section 4(a)(2) thereof.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2024, the Company filed a certificate of designations of preferences, rights, and limitations of Series C Convertible Preferred Stock (the “Series C Certificate of Designations”) with the Department of State, Division of Corporations, of the State of Delaware, which provides for the designation of 10,000 shares of Series C Preferred Stock of the Company, par value $0.0001 per share, upon the terms and conditions as set forth in the Series C Certificate of Designations. Each share of Series C Preferred Stock has a stated value of $1,000 (the “Stated Value”).

The Series C Preferred Stock shall rank (i) senior to the Company’s common stock (the “Common Stock”) and any other class or series of capital stock of the Company created hereafter, the terms of which specifically provide that such class or series shall rank junior to the Series C Preferred Stock, (ii) pari passu with any class or series of capital stock of the Company created hereafter specifically ranking, by its terms, on par with the Series C Preferred Stock, (iii) pari passu with Series B Convertible Preferred Stock of the Company (the “Series B Preferred Stock”) with respect to its rights, preferences and restrictions, and (iv) subordinate to the Series A Convertible Preferred Stock of the Company (the “Series A Preferred Stock”).

Holders of the Series C Preferred Stock shall be entitled to receive, and the Company shall pay, dividends on shares of Series C Preferred Stock equal (on an as-if-converted-to-Common-Stock basis, disregarding for such purpose any conversion limitations hereunder) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock.

Holders of the Series C Preferred Stock have no voting power except as otherwise required by the Delaware General Corporation Law.

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the holders of the Series C Preferred Stock shall be entitled to receive out of the assets available for distribution to stockholders, (i) after and subject to the payment in full of all amounts required to be distributed to the holders of another class or series of stock of the Company ranking on liquidation prior and in preference to the Series C Preferred Stock, including the Series A Preferred Stock, (ii) ratably with any class or series of stock ranking on liquidation on parity with the Series C Preferred Stock and (iii) in preference and priority to the holders of the shares of Common Stock, an amount equal to 100% of the Stated Value of the Series C Preferred Stock, in proportion to the full and preferential amount that all shares of the Series C Preferred Stock are entitled to receive.

Each share of Series C Preferred Stock shall be convertible into Common Stock (the “Conversion Shares”) at a conversion per share equal to $2.41, at the option of the holder, at any time after the later of (i) the date of the shareholder approval of the issuance of the Conversion Shares pursuant to the rules of the Nasdaq Stock Market and (ii) the one year anniversary of the date of the first issuance of any shares of the Series C Preferred Stock. In addition, the holder shall not have the right to convert any portion of the Series C Preferred Stock if, after giving effect to the conversion, such holder (together with its affiliates) would beneficially own in excess of 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of the respective Conversion Shares.

The foregoing description of the terms of the Series C Certificate of Designations, and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the Series C Certificate of Designations filed hereto as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Consent, Acknowledgement, and Waiver Agreement, between the Company and Holder, dated as of December 15, 2024
10.2	Common Stock Purchase Warrant, between the Company and Holder, dated as of December 15, 2024.
10.3	Certificate of Designations of Preferences and Rights of Series C Convertible Preferred Stock of the Company, as filed on December 13, 2024, with the Department of State, Division of Corporations, of the State of Delaware.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Dated: December 19, 2024	By:	/s/ Luisa Ingargiola
	Name:	Luisa Ingargiola
	Title:	Chief Financial Officer

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